UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

State Street Corporation
(Exact name of registrant as specified in its charter)
Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On July 20, 2010, State Street Corporation issued a news release announcing its results of operations and related financial information for the second quarter of 2010.  A copy of that news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

In addition, a copy of a slide presentation pertaining to State Street’s investment portfolio as of June 30, 2010, which will be referenced in connection with the investor conference call to be held by State Street on July 20, 2010, is furnished with this Form 8-K as Exhibit 99.2.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

State Street Corporation’s news release dated July 20, 2010, announcing second quarter 2010 results of operations and related financial information, is furnished herewith as Exhibit 99.1, and a slide presentation pertaining to State Street’s investment portfolio which will be made available in connection with the investor conference call referenced in the July 20, 2010 news release, is furnished herewith as Exhibit 99.2.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ James J. Malerba
		Name:	James J. Malerba
		Title:	Executive Vice President,
Corporate Controller and Chief Accounting Officer

Date:	July 20, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated July 20, 2010, announcing second quarter 2010 results of operations and related financial information.

99.2	Slide presentation pertaining to State Street’s investment portfolio as of June 30, 2010.